UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 4, 2007

ANDOVER MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-128526	51-0459931
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

510 Turnpike Street, Suite 204
N. Andover, MA		11788
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (978) 557-1001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amended Form 8-K is being filed solely to include the signature required by General Instruction E to such form.

Item 9.01. Financial Statements and Exhibits.

(a)     Financial Statements of Businesses Acquired.

The audited consolidated financial statements of OMI as of December 31, 2006 and 2005 and for the years then ended, are filed herewith as Exhibit 99.7 and incorporated in this Item 9.01(a) by reference.

(b)     Pro Forma Financial Information.

The unaudited pro forma consolidated condensed statement of operations of AMI for the year ended December 31, 2006 and the six months ended June 30, 2007 are filed herewith as Exhibit 99.8 and incorporated in this Item 9.01(b) by reference.

(d)         Exhibits.

Exhibit Number	Description
99.1	Consulting Agreement dated as of May 4, 2007 by and between Marc Waldman and Ortho-Medical Products Inc.*
99.2	Financial Consulting Agreement dated as of May 4, 2007 by and between Marc Waldman and Andover Medical, Inc.*
99.3	Consulting Agreement dated as of May 4, 2007 by and between William Tobin and Ortho-Medical Products Inc.*
99.4	Financial Consulting Agreement dated as of May 4, 2007 by and between William Tobin and Andover Medical, Inc.*
99.5	Employment Agreement dated as of May 4, 2007 by and between Jeanne Wilde and Ortho-Medical Products Inc.*
99.6	Employment Agreement dated as of May 4, 2007 by and between Joseph Anastasio and Ortho-Medical Products Inc.*
99.7	Audited consolidated financial statements of Ortho Medical Products Inc. as of December 31, 2006 and 2005 and for the years then ended.
99.8	Unaudited pro forma consolidated condensed statement of operations of AMI for the year ended December 31, 2006 and the six months ended June 30, 2007.

*     Previously filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2007	ANDOVER MEDICAL, INC.

	By:	/s/ Edwin A. Reilly
Name: Edwin A. Reilly
Title: Chief Executive Officer